Exhibit 99.1

5300 Town and Country Blvd., Suite 500
Frisco, Texas 75034
Telephone: (972) 668-8834
Contact: Ron Mills
VP of Finance and Investor Relations
Web Site: www.comstockresources.com

NEWS RELEASE

For Immediate Release

COMSTOCK RESOURCES, INC. REPORTS

THIRD QUARTER 2026 FINANCIAL AND OPERATING RESULTS

FRISCO, TEXAS, November 4, 2026 – Comstock Resources, Inc. ("Comstock" or the "Company") (NYSE; NYSE Texas: CRK) today reported financial and operating results for the quarter ended September 30, 2026.

Highlights of 2026's Third Quarter

•
Production grew 9% from the third quarter of 2025 and was 8% higher than the second quarter of 2026 driven by our drilling program.
•
Sixteen Legacy Haynesville wells were turned to sales with an average lateral length of 10,812 feet and an average per well initial production rate of 25 MMcf per day. Six of these wells were horseshoe wells.
•
Six Western Haynesville wells were turned to sales in the third quarter with an average lateral length of 9,829 feet and an average per well initial production rate of 33 MMcf per day.
•
Growth in production drove the third quarter 2026 financial results:
•
Natural gas and oil sales, including realized hedging gains, increased to $359 million for the quarter.
•
Cash flows from operating activities was $180 million and operating cash flow before changes in working capital was $208 million or $0.71 per share.
•
Net income available to the Company was $22 million, or $0.08 per diluted share and adjusted net income available to the Company was $6 million or $0.02 per diluted share for the quarter.
•
Net income was $25 million and adjusted EBITDAX was $266 million.

•
$450 million Haynesville shale drilling venture with Jerry Jones is expected to generate free cash flow in the fourth quarter to further strengthen the balance sheet.
•
$1.65 billion SOCAR divestiture will substantially enhance Comstock's balance sheet.
•
Bank credit facility maturity was extended to November 15, 2028, and extends further to November 15, 2031, after the SOCAR transaction closes and debt is retired.

Financial Results for the Three Months Ended September 30, 2026

Comstock produced 122.4 Bcfe in the third quarter of 2026, which increased 9% from the third quarter of 2025 and 8% from the second quarter of this year. During the third quarter of 2026, Comstock realized $2.61 per Mcfe before hedging and $2.94 per Mcfe after hedging. Comstock's natural gas and oil sales in the third quarter of 2026 were $359.3 million (including realized hedging gains of $39.5 million). Cash flows from operating activities in the third quarter of 2026 was $180.2 million. Operating cash flow before changes in working capital generated in the third quarter of 2026 was $208.0 million, and net income available to the Company for the third quarter was $22.3 million or $0.08 per diluted share. The net income available to the Company in the quarter included a pre-tax $35.1 million unrealized gain on hedging contracts held for price risk management resulting from the change in future natural gas prices since the second quarter of 2026. Excluding this item and exploration expense, adjusted net income available to the Company for the third quarter of 2026 was $5.9 million, or $0.02 per diluted share.

Comstock's production cost per Mcfe in the third quarter averaged $0.80 per Mcfe, which was comprised of $0.41 for gathering and transportation costs, $0.23 for lease operating costs, $0.09 for production and other taxes and $0.07 for cash general and administrative expenses. Comstock's unhedged operating margin was 69% in the third quarter of 2026 and 73% after hedging.

Financial Results for the Nine Months Ended September 30, 2026

For the nine months ended September 30, 2026, production was 1,221 MMcfe per day. Comstock realized $3.08 per Mcfe before hedging and $3.09 per Mcfe after hedging. Natural gas and oil sales for the nine months ended September 30, 2026 totaled $1.03 billion (including realized hedging gains of $2.4 million). Cash flows from operating activities for the first nine months of 2026 was $622.4 million. Operating cash flow before changes in working capital generated in the first nine months of 2026 was $588.4 million, and net income available to the Company was $138.5 million or $0.47 per diluted share. Net income available to the Company for the first nine months of 2026 included a pre-tax $118.9 million unrealized gain on hedging contracts held for price risk management. Excluding this item, exploration expense and gain on sale of assets, adjusted net income available to the Company for the nine months ended September 30, 2026 was $53.6 million, or $0.18 per diluted share.

Comstock's production cost per Mcfe for the nine months ended September 30, 2026 averaged $0.83 per Mcfe, which was comprised of $0.41 for gathering and transportation costs, $0.25 for lease operating costs, $0.09 for production and other taxes and $0.08 for cash general and administrative expenses. Comstock's unhedged and hedged operating margin was 73% for the first nine months of 2026.

Drilling Results

Comstock drilled 21 (13.9 net) operated horizontal Haynesville/Bossier shale wells in the third quarter of 2026, which had an average lateral length of 10,967 feet. Comstock turned 23 (20.4 net) operated wells to sales in the third quarter of 2026.

Since its last operational update in July 2026, Comstock has turned 22 (17.1 net) operated Haynesville/Bossier shale wells to sales. These wells had initial production rates that averaged 27 MMcf per day. The completed lateral length of these wells averaged 10,544 feet.

Included in the wells turned to sales were six more successful Western Haynesville wells:

Well	Vertical Depth (feet)	Completed Lateral (feet)	Initial Production Rate (MMcf per day)

Kretzschmar PBH #1	18,274	7,956	29
Kretzschmar PP #1	16,572	9,292	39
Winn CR #1	14,970	11,393	31
Dollie Jones RP #1	16,322	14,783	40
Starkey MP #1	16,183	6,936	31
Danford CS #1	16,462	8,612	26

SOCAR Transaction

On November 4, 2026, Comstock entered into a definitive purchase and sale agreement with the State Oil Company of the Republic of Azerbaijan ("SOCAR") to sell non-operated working interests in 20% of Comstock's interest in its Legacy Haynesville upstream assets, 15% of Comstock's interest in its Western Haynesville upstream assets and 15% of the Company's interest in Pinnacle Gas Services LLC for an aggregate cash purchase price of $1.65 billion, subject to customary purchase price adjustments. SOCAR's interest in the Western Haynesville upstream assets will reduce to 7.5% after five years and after SOCAR has achieved a 15% return on investment in those assets. The effective date of the transaction is July 1, 2026 and is expected to close by year end, subject to customary conditions, including any required governmental approvals.

Extension of Bank Credit Facility

On November 4, 2026, the Company entered into an amendment to its bank credit facility to extend the maturity date of the bank credit facility to November 15, 2028. Upon the closing of the SOCAR transaction and the retirement of debt using the proceeds received from SOCAR, the maturity date will extend further to November 15, 2031. After closing the SOCAR transaction, aggregate commitments under the bank credit facility will continue to be $1.5 billion while borrowings will be subject to a borrowing base initially set at $1.6 billion.

Earnings Call Information

Comstock has planned a conference call for 10:00 a.m. Central Time on November 5, 2026, to discuss the third quarter 2026 operational and financial results. Investors wishing to listen should visit the Company's website at www.comstockresources.com for a live webcast. Investors wishing to participate in the conference call telephonically will need to register at:

https://register-conf.media-server.com/register/BI962f0a6609044819bcc431a45cfea339.

Upon registering to participate in the conference call, participants will receive the dial-in number and a personal PIN number to access the conference call. On the day of the call, please dial in at least 15 minutes in advance to ensure a timely connection to the call. The conference call will also be broadcast live in listen-only mode and can be accessed via the website URL: https://edge.media-server.com/mmc/p/e9dram3p.

If you are unable to participate in the original conference call, a web replay will be available for twelve months beginning at 1:00 p.m. CT on November 5, 2026. The replay of the conference can be accessed using the webcast link: https://edge.media-server.com/mmc/p/e9dram3p.

This press release may contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described herein. Although the Company believes the expectations in such statements to be reasonable, there can be no assurance that such expectations will prove to be correct. Information concerning the assumptions, uncertainties and risks that may affect the actual results can be found in the Company's filings with the Securities and Exchange Commission ("SEC") available on the Company's website or the SEC's website at sec.gov.

Comstock Resources, Inc. is a leading independent natural gas producer with operations focused on the development of the Haynesville shale in North Louisiana and East Texas. The Company's stock is traded on the NYSE and the NYSE Texas under the symbol CRK.

COMSTOCK RESOURCES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Revenues:
Natural gas sales	$319,269	$307,906	$1,025,289	$1,059,417
Oil sales	612	681	1,846	2,124
Total natural gas and oil sales	319,881	308,587	1,027,135	1,061,541
Gas services	64,482	141,265	294,464	371,427
Gain (loss) on sale of assets	—	(2,493)	3,400	(2,493)
Total revenues and other operating income	384,363	447,359	1,324,999	1,430,475
Operating expenses:
Production and ad valorem taxes	11,032	11,216	28,653	32,950
Gathering and transportation	50,012	39,969	135,147	124,345
Lease operating	28,457	28,778	84,888	94,887
Exploration	10,745	6,600	24,515	8,750
Depreciation, depletion and amortization	185,655	157,395	494,619	483,665
Gas services	59,423	141,684	285,293	385,167
General and administrative	16,104	11,504	51,477	34,884
Total operating expenses	361,428	397,146	1,104,592	1,164,648
Operating income	22,935	50,213	220,407	265,827
Other income (expenses):
Gain from derivative financial instruments	74,529	142,822	121,290	48,330
Other income	208	409	730	2,848
Interest expense	(58,333)	(56,722)	(166,436)	(166,737)
Total other income (expenses)	16,404	86,509	(44,416)	(115,559)
Income before income taxes	39,339	136,722	175,991	150,268
Provision for income taxes	(13,973)	(18,623)	(23,126)	(16,834)
Net income	25,366	118,099	152,865	133,434
Net income attributable to noncontrolling interest	(3,096)	(6,971)	(14,379)	(18,742)
Net income available to the Company	$22,270	$111,128	$138,486	$114,692

Net income per share:
Basic	$0.08	$0.40	$0.47	$0.46
Diluted	$0.08	$0.40	$0.47	$0.45
Weighted average shares outstanding:
Basic	291,772	291,097	291,569	290,671
Diluted	291,772	293,952	291,569	294,004

COMSTOCK RESOURCES, INC.

OPERATING RESULTS

(In thousands, except per unit amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Natural gas production (MMcf)	122,392	111,770	333,316	338,963
Oil production (Mbbls)	7	11	23	34
Total production (MMcfe)	122,432	111,837	333,453	339,166

Natural gas sales	$319,269	$307,906	$1,025,289	$1,059,417
Natural gas hedging settlements (1)	39,462	26,381	2,407	22,708
Total natural gas including hedging	358,731	334,287	1,027,696	1,082,125
Oil sales	612	681	1,846	2,124
Total natural gas and oil sales including hedging	$359,343	$334,968	$1,029,542	$1,084,249

Average natural gas price (per Mcf)	$2.61	$2.75	$3.08	$3.13
Average natural gas price including hedging (per Mcf)	$2.93	$2.99	$3.08	$3.19
Average oil price (per barrel)	$87.43	$61.91	$80.26	$62.47
Average price (per Mcfe)	$2.61	$2.76	$3.08	$3.13
Average price including hedging (per Mcfe)	$2.94	$3.00	$3.09	$3.20

Production and ad valorem taxes	$11,032	$11,216	$28,653	$32,950
Gathering and transportation	50,012	39,969	135,147	124,345
Lease operating	28,457	28,778	84,888	94,887
Cash general and administrative (2)	8,628	5,880	28,198	19,291
Total production costs	$98,129	$85,843	$276,886	$271,473

Production and ad valorem taxes (per Mcfe)	$0.09	$0.10	$0.09	$0.09
Gathering and transportation (per Mcfe)	0.41	0.36	0.41	0.37
Lease operating (per Mcfe)	0.23	0.26	0.25	0.28
Cash general and administrative (per Mcfe)	0.07	0.05	0.08	0.06
Total production costs (per Mcfe)	$0.80	$0.77	$0.83	$0.80

Unhedged operating margin	69%	72%	73%	74%
Hedged operating margin	73%	74%	73%	75%

Gas services revenue	$64,482	$141,265	$294,464	$371,427
Gas services expenses	59,423	141,684	285,293	385,167
Gas services margin	$5,059	$(419)	$9,171	$(13,740)

Natural Gas and Oil Capital Expenditures:
Unproved property acquisitions	$17,066	$16,941	$56,515	$36,557
Total natural gas and oil properties acquisitions	$17,066	$16,941	$56,515	$36,557
Exploration and Development:
Development leasehold	$16,917	$1,095	$24,291	$9,946
Exploratory drilling and completion	120,023	114,215	469,157	345,319
Development drilling and completion	233,780	145,854	591,695	415,423
Other development costs	12,147	5,946	31,424	14,380
Total exploration and development capital expenditures	$382,867	$267,110	$1,116,567	$785,068

(1)
Included in gain (loss) from derivative financial instruments in operating results.
(2)
Excludes stock-based compensation.

COMSTOCK RESOURCES, INC.

NON-GAAP FINANCIAL MEASURES

(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
ADJUSTED NET INCOME AVAILABLE TO THE COMPANY:
Net income available to the Company	$22,270	$111,128	$138,486	$114,692
Unrealized gain from derivative financial instruments	(35,067)	(116,441)	(118,883)	(25,622)
Exploration expense	10,745	6,600	24,515	8,750
Loss (gain) on sale of assets	—	2,493	(3,400)	2,493
Adjustment to income taxes	7,928	17,153	12,847	2,734
Adjusted net income available to the Company(1)	$5,876	$20,933	$53,565	$103,047

Adjusted net income available to the Company per share(2)	$0.02	$0.07	$0.18	$0.35
Diluted shares outstanding	291,772	293,952	291,569	294,004

ADJUSTED EBITDAX:
Net income	$25,366	$118,099	$152,865	$133,434
Interest expense	58,333	56,722	166,436	166,737
Income taxes	13,973	18,623	23,126	16,834
Depreciation, depletion, and amortization	185,655	157,395	494,619	483,665
Exploration	10,745	6,600	24,515	8,750
Unrealized gain from derivative financial instruments	(35,067)	(116,441)	(118,883)	(25,622)
Stock-based compensation	7,477	5,624	23,280	15,595
Loss (gain) on sale of assets	—	2,493	(3,400)	2,493
Total Adjusted EBITDAX (3)	$266,482	$249,115	$762,558	$801,886

OPERATING CASH FLOW BEFORE CHANGES IN WORKING CAPITAL(4):
Cash flows from operating activities	$180,209	$153,093	$622,379	$675,403
Increase (decrease) in accounts receivable	43,207	(582)	(18,745)	(1,900)
Increase (decrease) in other current assets	29	1,729	2,978	(24,152)
(Increase) decrease in accounts payable and accrued expenses	(15,460)	36,111	(18,224)	(10,376)
Operating cash flow before changes in working capital	$207,985	$190,351	$588,388	$638,975

(1)
Adjusted net income available to the Company is presented because of its acceptance by investors and by Comstock management as an indicator of the Company's profitability excluding non-cash unrealized gains and losses on derivative financial instruments, exploration expense and other unusual items.
(2)
Adjusted net income available to the Company per share is calculated to include the dilutive effects of unvested restricted stock pursuant to the two-class method and performance stock units pursuant to the treasury stock method.
(3)
Adjusted EBITDAX is presented in the earnings release because management believes that adjusted EBITDAX, which represents Comstock's results from operations before interest, income taxes, and certain non-cash items, including depreciation, depletion and amortization, unrealized gains and losses on derivative financial instruments and exploration expense, is a common alternative measure of operating performance used by certain investors and financial analysts.
(4)
Operating cash flow before changes in working capital is presented in the earnings release because management believes it to be useful to investors as a measure of operating cash generation of the Company based on the revenues and expenses that were related to the period versus the period when the revenues were received or expenses paid while enhancing comparability across periods. Operating cash flow before changes in working capital is not a measure of Comstock's liquidity or actual cash generation.

COMSTOCK RESOURCES, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

	September 30, 2026	December 31, 2025
ASSETS
Cash and cash equivalents	$18,633	$23,930
Accounts receivable	223,800	242,545
Derivative financial instruments	108,576	19,206
Other current assets	69,250	75,257
Total current assets	420,259	360,938
Property and equipment, net	6,990,777	6,215,494
Goodwill	335,897	335,897
Operating lease right-of-use assets	96,456	94,733
Derivative financial instruments	11,571	—
	$7,854,960	$7,007,062

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable	$547,744	$501,695
Accrued costs	116,348	153,248
Operating leases	37,789	46,937
Derivative financial instruments	—	27,636
Total current liabilities	701,881	729,516
Long-term debt	3,356,968	2,809,066
Deferred income taxes	510,039	437,098
Derivative financial instruments	9,694	—
Long-term operating leases	58,215	47,692
Reserve for future abandonment costs	21,829	20,787
Total liabilities	4,658,626	4,044,159
Stockholders' Equity:
Common stock	146,810	146,527
Additional paid-in capital	1,199,358	1,376,053
Accumulated earnings	1,262,716	1,124,230
Total stockholders' equity attributable to Comstock	2,608,884	2,646,810
Noncontrolling interest	587,450	316,093
Total stockholders' equity	3,196,334	2,962,903
	$7,854,960	$7,007,062